SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 16, 2006

                              Delta Apparel, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)

                                    Georgia
                                   ---------
                          (State or Other Jurisdiction
                                of Incorporation)


        1-15583                                          58-2508794
  -------------------                              -----------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                     30097
-------------------------------------------------                ---------------
         (Address of principal executive offices)                   (Zip Code)


                                 (678) 774-6900
                                ----------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On October 16, 2006, Delta Apparel, Inc. (the "Company") issued a press release containing financial information and accompanying discussion for the quarter ended September 30, 2006 and updating the Company's earning guidance for the fiscal year ending June 30, 2007. The press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit Number    Description
--------------    -----------

99.1              Press release issued by Delta Apparel, Inc. on October 16,
                  2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DELTA APPAREL, INC.



Date:  October 16, 2006                         /s/ Deborah H. Merrill
                                         ---------------------------------------
                                         Deborah H. Merrill
                                         Vice President, Chief Financial Officer
                                         and Treasurer

EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press release dated October 16, 2006